UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 7, 2019

Tompkins Financial Corporation
(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

118 E. Seneca Street, PO Box 460, Ithaca, New York	14851
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(607) 273-3210

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	TMP	NYSE American, LLC

Section 5 – Corporate Governance and Management

Item 5.07

Submission of Matters to a Vote of Security Holders

(a)	On Tuesday, May 7, 2019 Tompkins Financial Corporation (the “Company”) held its 2019 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business March 12, 2019, the record date for the meeting, 15,317,251 shares of the Company's common stock were issued and outstanding, of which 12,578,296 were represented at the Annual Meeting in person or by proxy, and this amount represented a quorum.

(b)	Shareholders voted on the following matters at the Annual Meeting:

(1)	Shareholders elected twelve (12) director nominees for terms expiring at the 2020 Annual Meeting;

(2)	Shareholders approved the Company’s 2019 Equity Incentive Plan;

(3)	Shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (the “Say on Pay” vote);

(4)	Shareholders ratified the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2019.

Set forth below are the shareholder voting results with respect to each matter:

Proposal No. 1 – Election of Directors

The individuals named below were elected at the Annual Meeting as members of the Board of Directors, to serve for a term of one year expiring at the 2020 Annual Meeting.

Director	Number of Shares Voted For	Shares Withheld	Broker Non-Votes
John E. Alexander	10,177,711	99,140	2,301,445
Paul J. Battaglia	10,231,152	45,699	2,301,445
Daniel J. Fessenden	10,110,274	166,578	2,301,445
James W. Fulmer	10,210,860	65,991	2,301,445
Patricia A. Johnson	10,189,217	87,635	2,301,445
Frank C. Milewski	10,244,629	32,222	2,301,445
Thomas R. Rochon	10,126,536	150,316	2,301,445
Stephen S. Romaine	10,217,588	59,263	2,301,445
Michael H. Spain	10,201,080	75,771	2,301,445
Jennifer R. Tegan	10,254,058	22,793	2,301,445
Alfred J. Weber	10,189,994	86,857	2,301,445
Craig Yunker	10,112,128	164,723	2,301,445

Proposal No. 2 – Approval of the Company’s 2019 Equity Incentive Plan

The Company’s 2019 Equity Incentive Plan was approved by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
9,945,330	247,351	84,170	2,301,445

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Proposal No. 3 – Advisory vote to approve the compensation paid to the Company’s Named Executive Officers.

The compensation paid to the Company’s Named Executive Officers was approved by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
9,824,308	291,827	160,716	2,301,445

Proposal No. 4 – Ratification of the Appointment of KPMG LLP as Independent Auditors of the Company for 2019

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was ratified by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
12,392,583	123,165	62,549	0

Item 8.01	Other Events

On May 13, 2019, the Company issued a press release announcing that Jennifer R. Tegan had been elected to the Company’s Board of Directors at the Annual Meeting of Shareholders held on May 7, 2019. A copy of the press release is attached to this Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Tompkins Financial Corporation dated May 13, 2019

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: May 13, 2019	By:	/s/ Stephen S. Romaine
Stephen S. Romaine
President and CEO

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